                               FIRST AMENDMENT TO


                           EXCLUSIVE LICENSE AGREEMENT


                                     BETWEEN


                           MARC PHARMACEUTICALS, INC.

                                     (MARC)


                                       AND


                        CORNELL RESEARCH FOUNDATION, INC.

                                  (FOUNDATION)

                               FIRST AMENDMENT TO

                           EXCLUSIVE LICENSE AGREEMENT


         This first amendment ("AMENDMENT") dated ____________, 2004 to the Exclusive License Agreement dated June 19, 2002 ("AGREEMENT"), is by and between Cornell Research Foundation, Inc. (the "FOUNDATION"), a nonprofit corporation of the State of New York, with offices located at 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, and Marc Pharmaceuticals, Inc. ("MARC"), a corporation organized under the laws of the State of Delaware, with offices located at 350 Bedford Street, Stamford, CT 06901.

         WHEREAS, MARC is funding research at Weill Medical College of Cornell University ("WMC") under a separate sponsored research agreement (the "HIV/AIDS SPONSORED RESEARCH AGREEMENT", attached hereto as Attachment 1B) relating to HIV/AIDS;

         WHEREAS, WMC employees, under the direction of Dr. Brij B. Saxena, have developed certain HIV/AIDS TECHNOLOGY (as hereinafter defined) relating to the preparation of betulinol derivatives directed towards the treatment of HIV and AIDS;

         WHEREAS, FOUNDATION is a wholly owned subsidiary of Cornell University ("CORNELL"), and holds the ownership interests in intellectual property developed by WMC employees and administers licenses in a manner consistent with the policies of CORNELL;


         WHEREAS, pursuant to the AGREEMENT, MARC obtained the exclusive right and license with respect to the preparation of betulinol derivatives directed towards the treatment of cancer;

         WHEREAS, MARC desires to obtain the exclusive right and license to use, develop, exploit and commercialize the HIV/AIDS TECHNOLOGY, and any intellectual property developed under the HIV/AIDS SPONSORED RESEARCH AGREEMENT;

         WHEREAS, FOUNDATION has determined that the exploitation of the intellectual property developed by Dr. Saxena, et al. is in the best interest of FOUNDATION and is consistent with its educational and research missions and goals; and

         WHEREAS, FOUNDATION and MARC agree to the following terms and conditions in order to develop the TECHNOLOGY for commercial purposes, and utilize it in the public interest.

         NOW, THEREFORE, in consideration of the promises and covenants contained in this AMENDMENT and intending to be legally bound, the parties agree as follows:


1. This AMENDMENT shall be effective as of the date of the last signature below ("EFFECTIVE AMENDMENT DATE").

2. In partial consideration for entering into this AMENDMENT, MARC shall pay FOUNDATION on the EFFECTIVE AMENDMENT DATE a non-refundable license amendment fee of twenty-five thousand dollars ($25,000) and on or before November 1, 2004 a non-refundable license amendment fee of twenty-five thousand dollars ($25,000).

3. FULL FORCE AND EFFECT. As modified by this AMENDMENT, the AGREEMENT shall remain in full force and effect.

4. DEFINITIONS. (a) The following definitions are added to Section 1 of the
AGREEMENT:


         1.17 HIV/AIDS PATENT RIGHTS means (a) all patents and patent applications listed in part two of Attachment 2 and their foreign counterparts and extensions, including continuation, divisional and re-issue applications and re-examinations; (b) all patents issuing from those United States patent applications listed in part two of Attachment 2 and their foreign counterparts and extensions, including continuation, divisional and re-issue applications and re-examinations; and (c) all invention disclosures listed in part two of Attachment 2, all patents and patent applications arising from such disclosures, all patents issuing from such patent applications, and foreign counterparts and extensions, including continuation, divisional and re-issue applications and any re-examinations of any of the foregoing in this subparagraph (c).


         1.18 HIV/AIDS SPONSORED RESEARCH AGREEMENT means the Sponsored Research Agreement between MARC and the FOUNDATION relating to HIV/AIDS and dated January 22, 2004 and attached hereto as Attachment 1B.


         1.19 HIV/AIDS TECHNOLOGY means the novel inventions, designs, discoveries, improvements, principles, concepts, systems, formulas, algorithms, methodologies, techniques, processes, procedures, results, software, plans, specifications, guidelines, instructions, training, instructor guides, student materials compositions, biological materials, devices, or other ideas or expressions claimed in HIV/AIDS PATENT RIGHTS.

         1.20 ONCOLOGY PATENT RIGHTS means (a) all patents and patent applications listed in part one of Attachment 2 and their foreign counterparts and extensions, including continuation, divisional and re-issue applications and re-examinations; (b) all patents issuing from those United States patent applications listed in part one of Attachment 2 and their foreign counterparts and extensions, including continuation, divisional and re-issue applications and re-examinations; and (c) all invention disclosures listed in part one of Attachment 2, all patents and patent applications arising from such disclosures, all patents issuing from such patent applications, and foreign counterparts and extensions, including continuation, divisional and re-issue applications and any re-examinations of any of the foregoing in this subparagraph (c).

         1.21 ONCOLOGY SPONSORED RESEARCH AGREEMENT means the Sponsored Research Agreement between MARC and WMC in the field of oncology and dated US$ 50,000 June 19, 2002 and attached hereto as Attachment 1A.

         1.22 ONCOLOGY TECHNOLOGY means the novel inventions, designs, discoveries, improvements, principles, concepts, systems, formulas, algorithms, methodologies, techniques, processes, procedures, results, software, plans, specifications, guidelines, instructions, training, instructor guides, student materials compositions, biological materials, devices, or other ideas or expressions claimed in ONCOLOGY PATENT RIGHTS.

4(b) The following definitions in Section 1 of the AGREEMENT are deleted and replaced with the following:

         1.7 FOUNDATION PATENT RIGHTS means HIV/AIDS PATENT RIGHTS and ONCOLOGY PATENT RIGHTS.

         1.9 FIELD OF USE means oncology and HIV/AIDS.

         1.12 SPONSORED RESEARCH AGREEMENT means the HIV/AIDS SPONSORED RESEARCH AGREEMENT and the ONCOLOGY SPONSORED RESEARCH AGREEMENT.

         1.13 TECHNOLOGY means HIV/AIDS TECHNOLOGY and ONCOLOGY TECHNOLOGY.

5. FEES AND ROYALTIES.

5(a) Paragraph 3.1.3 of the AGREEMENT is deleted and replaced with the following:

3.1.3 In further consideration of the exclusive license granted to MARC, MARC shall pay FOUNDATION within thirty (30) days following the occurrence of each of the events set forth below, the following developmental milestone payments:


 Submission of an IND for First FOUNDATION LICENSED PRODUCT                    US$    50,000

 Initiation of First FOUNDATION LICENSED PRODUCT Phase I Clinical Trial        US$    62,500

 Initiation of First FOUNDATION LICENSED PRODUCT Phase II Clinical Trial       US$   125,000

 Initiation of First FOUNDATION LICENSED PRODUCT Phase III Clinical Trial      US$   200,000

 FDA (or equivalent) Approval for first                                        US$ 1,000,000
 FOUNDATION LICENSED PRODUCT

 1 Year Anniversary from FDA (or equivalent) Approval of the First             US$   750,000
 FOUNDATION LICENSED PRODUCT

5(b) Paragraph 3.1.4 of the AGREEMENT is deleted and replaced with the following:

3.1.4 Beginning with the CONTRACT YEAR following the CONTRACT YEAR in which the first sale of FOUNDATION LICENSED PRODUCTS occurs under the AGREEMENT, and in each CONTRACT YEAR thereafter in which this AGREEMENT is in force, MARC shall pay FOUNDATION a minimum annual royalty of one hundred thousand dollars ($100,000) (the "MINIMUM ANNUAL ROYALTY"). Payment of the MINIMUM ANNUAL ROYALTY shall be due on the on the first day of the CONTRACT YEAR and will be considered as an advance against the royalties otherwise due to FOUNDATION from MARC for that CONTRACT YEAR. The MINIMUM ANNUAL ROYALTY is not refundable or applicable to succeeding or preceding CONTRACT YEARS.

5(c) Paragraph 3.3.1 of the AGREEMENT is deleted and replaced with the following:

3.3.1 All dollar amounts referred to in this AGREEMENT are expressed in United States dollars. All payments to FOUNDATION under this AGREEMENT must be made in United States dollars by check payable to "Cornell Research Foundation, Inc." and sent to the address specified in Paragraph 11.4. For electronic transfer, all payments should be sent to the following address:

          Tompkins Trust Company
          The Commons
          Ithaca, NY 14851
          ABA# 021302648
          ACCOUNT NUMBER: 01-101-007353

6. NOTICES. Paragraph 11.4 of the AGREEMENT is deleted and replaced with the following:

         11.4 Notices, payments, statements, reports and other communications under this AGREEMENT shall be in writing and shall be deemed to have been received as of the date dispatched if personally delivered, or as of the date of actual receipt if sent by public overnight courier (e.g. FedEx) or registered mail, postage prepaid, return receipt requested, and addressed as follows, or at such other address as a party shall have given notice of pursuant hereto:


If to FOUNDATION:


Payments and royalty reports to FOUNDATION shall be sent to:

Cornell Research Foundation, Inc.
P.O. Box 6899
Ithaca, NY  14850-6899


All other communications to FOUNDATION shall be sent to:


Cornell Research Foundation, Inc.
418 E. 71st Street, Suite 61
New York, NY 10021
Attention: Brian J. Kelly, Vice President
Phone #: (212) 746-6186
Fax #: (212) 746-6662

If to MARC:

Marc Pharmaceuticals, Inc.
350 Bedford Street
Stamford, CT  06901
Attention:  Joel San Antonio

Phone Number: (203) 352-8870
Fax Number:  (203) 352-8869


with a copy to:


Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 Third Avenue
New York, New York 10022
Attention:  Stephen Rosenberg, Esq.
Phone #: (212) 508-6711
Fax #: (212) 371-1084


7. ATTACHMENTS. Attachments 1 and 2 of the AGREEMENT are deleted and replaced with Attachments 1A, 1B, and 2 attached to this AMENDMENT.






                          [Signature page on next page]

         IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this AMENDMENT to be executed by their duly authorized representatives as of the date first above written.

CORNELL RESEARCH FOUNDATION, INC. MARC PHARMACEUTICALS, INC.


By:                                               By:
   --------------------------                        --------------------------
Name:  Brian J. Kelly                             Name:  Robert M. Cohen
Title: Vice President                             Title: President

Date:                                             Date:
     ------------------------                          ------------------------

                                  ATTACHMENT 1A

                SPONSORED RESEARCH AGREEMENT DATED JUNE 19, 2002

                       BETWEEN MARC PHARMACEUTICALS, INC.

                             AND CORNELL UNIVERSITY

                          FOR ITS WEILL MEDICAL COLLEGE

                                  ATTACHMENT 1B

               SPONSORED RESEARCH AGREEMENT DATED JANUARY 22, 2004

                       BETWEEN MARC PHARMACEUTICALS, INC.

                             AND CORNELL UNIVERSITY

                          FOR ITS WEILL MEDICAL COLLEGE

                                  ATTACHMENT 2

                            FOUNDATION PATENT RIGHTS


PART ONE: ONCOLOGY PATENT RIGHTS

1. PCT APPLICATION NUMBER PCT/US/98/11456 (PCT Publication No. WO 98/55497)

2. UNITED STATES PATENT APPLICATION NUMBER 09/089,894

3. UNITED STATES DIVISIONAL PATENT APPLICATION NUMBER 10/212,576

4. EUROPEAN PATENT APPLICATION NUMBER 98926258.9 (EP Publication No. 988,311)

5. EUROPEAN DIVISIONAL PATENT APPLICATION NUMBER 04075511.8

6. CANADIAN PATENT APPLICATION NUMBER 2,293,502



PART TWO: HIV/AIDS PATENT RIGHTS

1. UNITED STATES PROVISIONAL PATENT APPLICATION NO. 60/572,812